UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2008 (September 17, 2008)
Ennis, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-05807	75-0256410

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2441 Presidential Pkwy
Midlothian, Texas	76065

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (972) 775-9801
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (b) The Company (Ennis, Inc.) announces that on September 17, 2008 the employment of Mr. David Todd Scarborough, the Company’s Vice President – Apparel Division and President of Alstyle Apparel (the Company’s Apparel Segment) was terminated. On September 17, 2008, the Company appointed Mr. Irshad Ahmad, 40, its current Chief Technology Officer as acting interim manager of Alstyle Apparel. Mr. Ahmad has served as the Company’s Vice President of Technology since 2007. Prior to that, he served as Alstyle Apparel’s Vice President of Information Technology since 2001. In 2005, he assumed the additional duties of Vice President of Operations at Alstyle Apparel. There are no family relationships between any director and executive officer and Mr. Ahmad, or any related party transactions.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.
Date: September 22, 2008	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer